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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 13, 1997


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                  59-3305930
 (State or other juris-     (Commission file number)        (IRS employer
diction of incorporation)                                 identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.           Other Events.

                  On September 13, 1997, the Registrant closed 15 Red Lobster restaurants and 11 The Olive Garden restaurants in Canada. Additional details were made available in an informational statement entitled "Darden Restructures Canadian Operations."

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number    Description

                            99 Informational Statement dated September 13, 1997, entitled "Darden Restructures Canadian Operations."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 16, 1997              DARDEN RESTAURANTS, INC.



                                        By:
                                           ---------------------------------
                                           C.L. Whitehill
                                           Senior Vice President,
                                           General Counsel and Secretary


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                                INDEX TO EXHIBITS




Exhibit Number                                                             Page
--------------                                                             ----

     99            Informational Statement dated September 13, 1997,
                   entitled "Darden Restructures Canadian Operations."      5



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